                                                                    Exhibit 10.1

                         AMENDMENT TO CREDIT AGREEMENT


                                   Recitals:
                                   --------

A. The parties to this Agreement are the parties to that certain Credit Agreement among FLIR Systems, Inc. and Bank of America, N.A. as Administrative Agent, Swing Line Lender and Letter of Credit Issuing Lender and The Other Financial Institutions Party Hereto, dated as of December 16, 1999, Banc of America Securities LLC, as Sole Arranger and Sole Book Manager (the "Credit Agreement").

B. All capitalized terms used shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein.

C. Borrower has informed Lenders that it will not be in compliance with the financial covenants stated in section 7.14(b) and (c) of the Credit Agreement (the "Suspended Covenants") and the Consolidated Tangible Net Worth covenant contained in section 7.14(a), and has requested a waiver of compliance with those covenants through and including December 30, 2000.

D. In consideration of the fees and of the agreements contained herein, Lenders and Borrower agree as follows.


                                  Agreements:
                                  ----------

     1. Borrower agrees to pay the following fees upon the effectiveness of this Amendment:

          (a.) $200,000 for the ratable benefit of all Lenders.

          (b.) Ten (10) basis points times such Lender's commitment for the benefit of each Lender who provides to Borrower such Lender's executed signature page to this Amendment before 2:00 p.m. Pacific Daylight Time, April 13, 2000.

          (c.) $75,000 for the benefit of the Bank of America, N.A., as Agent.

     2. Lenders agree that measurement of the Suspended Covenants is hereby suspended through December 30, 2000, and waive lenders' right to declare a default based upon any noncompliance with those covenants during the Suspension Period which is the period beginning December 16, 1999, and ending December 30, 2000.

     3. During the Suspension Period, Borrower shall not permit noncompliance with the following Suspension Period Covenants:

          (a.) Borrower's Consolidated EBITDA shall be not less than $4,000,000 for the quarter ending March 31, 2000, $12,000,000 for the two quarters ending June 30, 2000, and $27,000,000 for the three quarters ending September 30, 2000; and

          (b.) Borrower's revenues shall be not less than $37,000,000 for the quarter ending March 31, 2000, $83,000,000 for the two quarters ending June 30, 2000, and $144,000,000 for the three quarters ending September 30, 2000.

     4. The definition of Applicable Amount stated in Section 1.01 of the Credit Agreement is amended to increase each offshore rate stated therein by 35 basis points. Borrower acknowledges and agrees that the Applicable Amount shall be determined by pricing level 1 (235 basis points, as amended) until the first day of the month following the receipt by the Administrative Agent of an accurate Compliance Certificate setting forth a Leverage Ratio less than 3:1.

     5. Effective December 31, 1999, Section 7.14(a) Consolidated Tangible Net Worth is amended as follows:

          (a.) Substitute $43,500,000 for $89,056,000 in the second line thereof.

          (b.) Substitute 75% for 50% in the second line thereof.

          (c.) Substitute December 31, 1999 for September 30, 1999, in the third line thereof.

     6. The Credit Agreement and all loan documents remain in full force and effect, and unmodified except to the extent specifically amended herein.

     7. Borrower acknowledges and agrees that (a) the principal balance due under the Credit Agreement is $93,000,000 as of April 12, 2000, and there is $917,249.39 in standby letters of credit outstanding, (b) that Lenders and each of them have performed all their obligations under, arising out of or relating to the Credit Agreement, and are not otherwise in breach, (c) Borrower has no defenses to performance of its obligations under the Credit Agreement and the Loan Documents, nor any claims arising thereunder, and (d) there are no defaults under the Credit Agreement other than those waived above.

     8. Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY LENDERS TO BE ENFORCEABLE.


                                                   Amendment to Credit Agreement

     9. This Agreement shall be effective upon the execution by Borrower and requisite lenders. Execution by telecopy is permitted and sufficient to bind the party transmitting its signature by facsimile. The signature line for FLIR Systems, Inc., and each of the banks listed on
          Schedule 2.01 which are Bank of America, N.A., Bank One, N.A., KeyBank National Association, ABN AMRO Bank, N.V., and Svenska Handelsbanken AB (publ).

                                FLIR SYSTEMS, INC., an Oregon corporation


                                By: /s/ J. Kenneth Stringer III
                                    --------------------------------------------
                                Name:  J. Kenneth Stringer III
                                       -----------------------------------------
                                Title: President and CEO
                                       -----------------------------------------


                                BANK OF AMERICA, N.A., as
                                Administrative Agent


                                By: /s/ Dora A. Brown
                                    --------------------------------------------
                                Name:  Dora A. Brown
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------


                                BANK OF AMERICA, N.A., as
                                Issuing Lender, a Lender and Swing Line Lender


                                By: /s/ R. E. Evans
                                    --------------------------------------------
                                Name:  R. E. Evans
                                       -----------------------------------------
                                Title: SVP
                                       -----------------------------------------

                                BANK ONE, N.A., as a Lender


                                By:  /s/ Stephanie Mack for
                                     -------------------------------------------
                                Name:  Joseph R. Perdenzo
                                       -----------------------------------------
                                Title: Assistant Vice President
                                       -----------------------------------------




                   [Signature blocks continued on next page.]


                                                   Amendment to Credit Agreement
                                                                     Page 3 of 4

                                ABN AMRO BANK, N.V., as a Lender


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                KEYBANK, N.A., a Lender


                                By: /s/ Scott Bruun
                                    --------------------------------------------
                                Name:  Scott Bruun
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------



                                SVENSKA HANDELSBANKEN AB (publ),
                                a Lender


                                By:
                                    --------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------



                                                   Amendment to Credit Agreement
                                                                     Page 4 of 4